Exhibit 99-906.CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 30, 2004 of The Henssler Fund, Inc.

I Patricia T. Henssler, the Chief Financial Officer of the Fund, certify that:
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      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: January 9, 2005                   /s/ Patricia T. Henssler
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                                        Patricia T. Henssler
                                        CFO

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 30, 2004 of The Henssler Fund, Inc.

I Gene W. Henssler, the President of the Fund, certify that:
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      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: January 9, 2005                   /s/ Gene W. Henssler
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                                        Gene W. Henssler
                                        President